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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


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                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported):          May 12, 1999
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                              i2 Technologies, Inc.
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               (Exact Name of Registrant as Specified in Charter)


          Delaware                  000-28030                   75-2294945
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(State or Other Jurisdiction       (Commission                 (IRS Employer
     of Incorporation)             File Number)              Identification No.)


           909 E. Las Colinas Blvd., 16th Floor, Irving, Texas, 75039
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             (Address of principal executive offices and zip code)


Registrant's telephone number, including area code:       (214) 860-6000
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ITEM 5. OTHER EVENTS.

         On May 12, 1999, i2 Technologies, Inc. ("i2") announced that i2 has entered into an Agreement and Plan of Merger and Reorganization dated as of May 12, 1999 (the "Agreement") with Sales Marketing Administration Research Tracking Technologies, Inc ("SMART"), which sets forth the terms and conditions of the proposed merger of a subsidiary of i2 with and into SMART (the "Merger") pursuant to which SMART will become a wholly-owned subsidiary of i2. The acquisition is intended to be accounted for as a pooling of interests, is subject to certain conditions, including approval by the stockholders of SMART, and is expected to be completed in the third quarter of 1999. A copy of i2's press release with respect to the Merger is included herein as Exhibit 99.1. Such press release is incorporated by reference into this Item 5.

ITEM 7. EXHIBITS.

         (c)   Exhibits.

               99.1.     Press release dated May 12, 1999.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May 19, 1999

                                              i2 TECHNOLOGIES, INC.



                                              By:  /s/ William M. Beecher
                                                   -----------------------------
                                                   William M. Beecher
                                                   Chief Financial Officer


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                                  EXHIBIT INDEX

Exhibit
Number         Description
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 99.1.      Press release dated May 12, 1999.